UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 26, 2003

MEDICIS PHARMACEUTICAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-18443 (Commission File Number)	52-1574808 (IRS Employer Identification No.)

8125 North Hayden Road Scottsdale, Arizona (Address of Principal Executive Offices)		85258-2463 (Zip Code)

Registrant’s telephone number, including area code:                          (602) 808-8800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.

Not Applicable.

(b)  Pro Forma Financial Information.

Not Applicable.

(c)  Exhibits.

99.1	Copy of press release, dated August 26, 2003, issued by Medicis Pharmaceutical Corporation

Item 12. Results of Operations and Financial Condition

     On August 26, 2003, Medicis Pharmaceutical Corporation (the “Company”) issued a press release regarding its fourth quarter and year-end fiscal 2003 financial results. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

     In accordance with general instruction B.6 to Form 8-K, the information filed in this Form 8-K (including Exhibit 99.1) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICIS PHARMACEUTICAL CORPORATION (Registrant)

Date: August 26, 2003	/s/ Mark A. Prygocki, Sr.

Name: Mark A. Prygocki, Sr. Title: Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer

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EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Copy of press release, dated August 26, 2003, issued by Medicis Pharmaceutical Corporation.